UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

SunEdison Semiconductor Limited

(Name of Registrant as Specified In Its Charter)

GlobalWafers Co., Ltd.

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August 18, 2016 GlobalWafers Agreement to Acquire SunEdison Semiconductor

Additional Information and Where You Can Find It
This communication may be deemed to be solicitation material in respect of the proposed transaction between SunEdison Semiconductor and
GlobalWafers. In connection with the proposed transaction, SunEdison Semiconductor will file a proxy statement with the U.S. Securities and Exchange
Commission (“SEC”). The proxy statement will be mailed to the shareholders of SunEdison Semiconductor. SHAREHOLDERS OF SUNEDISON
SEMICONDUCTOR ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED
WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF
ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  The proxy statement (when it becomes available), and any other documents filed by SunEdison Semiconductor or GlobalWafers with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. Shareholders are urged to read the proxy statement and the other relevant materials when they become available before making any decision with respect to the proposed transaction.
Certain Information Concerning Participants
Each of GlobalWafers, SunEdison Semiconductor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SunEdison Semiconductor shareholders in favor of the proposed transaction. GlobalWafers currently owns approximately 4.9% of the outstanding ordinary shares of SunEdison Semiconductor.  Information about GlobalWafers and its directors and executive officers may be found in the
Schedule 14A filed by GlobalWafers with the SEC on August 18, 2016.  Information about SunEdison Semiconductor’s directors and executive officers and their ownership of SunEdison Semiconductor’s ordinary shares is set forth in its proxy statement for its 2016 Annual General Meeting of Shareholders
and its most recent annual report on Form 10-K.  Additional information regarding the direct or indirect interests of participants in the solicitation of proxies in connection with the contemplated transactions, by security holdings or otherwise, will be included in the proxy statement and other materials to be filed with the SEC in connection with the transaction.
Cautionary Statement Regarding Forward-Looking Information
This material contains forward-looking statements. These statements include a belief that the transaction can be closed by the end of the year and expectations by GlobalWafers of the benefits of the transaction.  These forward-looking statements are subject to risks and uncertainties.  Consequently, actual results and experience may materially differ from those contained in any forward-looking statements.  Such risks and uncertainties include the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect SunEdison Semiconductor’s business and the price of its ordinary shares; the failure to obtain SunEdison Semiconductor shareholder approval of the proposed transaction; the possibility that the closing conditions to the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the potential for regulatory authorities to require divestitures in connection with the proposed transaction; the occurrence of any event that could give rise to termination of the Implementation
Agreement; the risk of  shareholder litigation that may be instituted in connection with the contemplated transactions; risks related to the diversion of management’s attention from SunEdison Semiconductor’s ongoing business operations; the failure of GlobalWafers to obtain the necessary financing to complete the transaction; the effect of announcement of the transaction on SunEdison Semiconductor’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; and difficult global economic and capital markets conditions.  Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GlobalWafers makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Agenda 1. Transaction overview 1 2. Overview of the Target 2 3. Strategic rationale 7 4. Q&A 12

Transaction overview

100% equity in SunEdison Semiconductor Limited (NASDAQ: SEMI)
US$12.00 per SEMI share
Represents a transaction value of $683 million including SEMI net debt
1
100% cash consideration
45% premium to last trading day close
2,3
79% premium to 30 day average
2
103% premium to 90 day average
2
Acquisition will be implemented by way of a Scheme of Arrangement under Section 210 of the Companies
Act, Chapter 50 of Singapore
SEMI shareholder approval
U.S. CFIUS
Taiwan Investment Commission
Antitrust review in the US, Germany and Austria
Transaction expected to close by the end of 2016
Acquisition funded using existing cash on hand and committed acquisition financing
1.
Equity value based on purchase of basic common shares outstanding and outstanding options and RSUs.
2.
Last trading day prior to the announcement was 17 August 2016
3.
Close price on the last trading day prior to the announcement was $8.28.
Purchase Price
Premia
Consideration
Acquisition
method
Key conditions to
close
Timing to close
Financing

Target
Transaction summary

Overview of the Target

SEMI company history
1959
1962
Developed
dislocation-free CZ
silicon crystal
growth process
1975
Achieved first
commercial
production of
100mm wafers
1984
Commercialized
200mm wafers
1998
Developed
agglomerated
defect free ‘Perfect
Silicon’
2009
Began high
volume
manufacturing of
SOI wafers
2013
Deployed
diamond wire
cutting
technology;
parent company
changed name
from MEMC to
SunEdison, Inc.
2015
Announced
closure of
Malaysian Ipoh
facility, moved
200mm wafer
production to Italy
to lower costs /
maximize
utilization
1965
Developed
chemical-
mechanical
polishing process
1991
Developed 300mm
wafers
2011
Qualified wafers for
production in 28
nanometer node
2014
Spun off from
SunEdison, Inc. in
May and listed on
NASDAQ
1982
Developed
the use
of EPI wafers in
CMOS applications
2000
Introduced defect-
free engineered
products ‘MDZ’
&
‘Optia’
Founded as
MEMC;
headquartered in
St. Peters,
Missouri
2

Overview of SEMI
Source: Company information.
SEMI is a global supplier of SOI and EPI wafers with synergistic/complementary 300mm high volume production with a global manufacturing footprint
Utsunomiya, Japan
St. Peters, MO
Hsinchu, Taiwan
Cheonan,
South Korea
Novara, Italy
Merano, Italy
Singapore
Kuala Lumpur, Malaysia
Location
Sq. Ft.
Product
St. Peters, MO
431k
200
/ 300mm SOI
Merano, Italy
98k
Single Crystal Silicon Ingots
Novara, Italy
418k
200mm
Kuala
Lumpur
55k
Polished wafers
Singapore
3k
Business Operations
Utsunomiya, Japan
328k
300mm polished and EPI wafers
Cheonan, S. Kor.
469k
EPI, 200mm, 300mm
Hsinchu, Taiwan
558k
EPI, 200mm, 300mm
Production facilities
SEMI Facility

SEMI uses a Unique Advanced Equipment Automation Platform to maximize process capability
& productivity; differentiated semi-continuous granular poly based crystal process
Manufacturing capability provides new growth platform
opportunity
Polysilicon
Crystal growth
Wire saw
Wafer polishing
Epitaxial deposition
Wafer bonding
Polished wafers
EPI wafers
SOI wafers
Significantly enhanced EPI throughput through OEE programs
One of only 2 fully integrated SOI manufacturers
600+ published and pending patents
Source: Company information.

GlobalWafers Co., Ltd.
環球晶圓股份有限公司

intel
GLOBAL FOUNDRIES
Micron

ST
NXP
infineon

tsmc
UMC
SAMSUNG

Source: Company information
1.
Based on 2015A Revenue of $778 million.
SEMI serves all of the top 25 customers in the semiconductor industry
North America
Europe
Asia
Customers
5
Taiwan
23%
Korea
23`%
USA
17%
Germany
8%
China
8%
Italy
5%
France
4%
Ned.
3%
Malaysia
2%
Other
8%
Revenue
by
geography
1
Top customers

Financial
highlights
Source: Company information.
Although the overall volumes are shrinking due to softness in chip demand, SEMI has focused on optimizing operations and materials costs to drive EBITDA margin
Revenue
EBITDA
934.2
920.6
840.1
777.5
(22.0%)
(1.5%)
(8.7%)
(7.5%)
(25.0%)
(20.0%)
(15.0%)
(10.0%)
(5.0%)
0.0%
0
200
400
600
800
1,000
2012A
2013A
2014A
2015A
$m
Revenue
% Growth
74.9
74.6
92.3
103.6
8.0%
8.1%
11.0%
13.3%
0.0%
5.0%
10.0%
15.0%
20.0%
0
30
60
90
120
2012A
2013A
2014A
2015A
$m
EBITDA
% Margin

Strategic rationale

A combination of GWC and SEMI provides a unique opportunity to expand customer base, enhance product offerings and production capabilities and increase scale
Strategic rationale for the transaction
Expand production capability with opportunity to optimize production facilities
2
Diversify customer base and revenue base
1
Achieve
greater
operating
scale
by
creating
the
3
rd
largest
semiconductor
silicon wafer manufacturer globally
3

Potential for meaningful synergy creation
4

GlobalWafers Co., Ltd.
環球晶圓股份有限公司

GlobalWafers Co., Ltd.
環球晶圓股份有限公司

SunEdison SEMICONDUCTOR

Source: Company information.
GWC will gain access to the new customers and more diversified revenue base
Customer diversification introduces new customer base
Combination will diversify geographic revenue base
Diversify customer base and revenue base
1
8
Taiwan
23%
S. Korea
23%
Europe
19%
USA
17%
China
8%
Malaysia
2%
Other
8%
Taiwan
22%
Europe
17%
USA
16%
Japan
15%
S. Korea
14%
China
8%
Other
8%
Japan
35%
Taiwan
21%
Europe
15%
USA
13%
China
9%
S. Korea
1%
Other
6%

Production facilities overview
GWC facilities
SEMI
facilities
1
Source: Company information.
SEMI’s global manufacturing presence would meaningfully expand GWC’s production capabilities while also providing opportunities for cost savings through facility optimization
GWC Facility
SEMI Facility
St. Peters, MO
Novara, Italy
Merano, Italy
Singapore
Kuala Lumpur,
Malaysia
Sherman, Texas
Kunshan, China
Niigata, Japan
Tokuyama, Japan
Oguni, Japan
Location
Sq. Ft.
Product
St. Peters, MO
431k
200
/ 300mm SOI
Merano, Italy
98k
Single Crystal Silicon Ingots
Novara, Italy
200k
200mm
Kuala
Lumpur
55k
Polished wafers
Singapore
3k
Business Operations
Utsunomiya,
Japan
328k
300mm polished and EPI
wafers
Cheonan, S. Kor.
469k
EPI,
200mm, 300mm
Hsinchu, Taiwan
558k
EPI, 200mm, 300mm
Location
Sq. Ft.
Product
Hsinchu, Taiwan
101k
75mm–200mm Ingots; 75mm–
150mm wafers;
Heavily-doped
/
Lapped / Etched / Polished /
Diffused wafers
Kunshan, China
151k
75mm–200mm
wafers;
Heavily-
doped wafers
Texas, USA
16k
125mm–200mm wafers; EPI
wafers
Japan
(4 Fabs)
979k
125mm–300mm wafers; Light &
Heavily-doped wafers; Annealed
/ Diffused
/
SOI
/
EPI
wafers
Copenhagen, Denmark
61k
150mm-200mm wafers;
ultrapure
silicon based on FZ
technology
Warsaw, Poland
8k
CZ/FZ
wafering
and
polishing;
EPI on CZ wafers
Utsunomiya, Japan
Hsinchu, Taiwan
Cheonan,
South Korea
Sekikawa, Japan
Expand production capability with
opportunity to optimize production facilities
Warsaw, Poland
Copenhagen, Denmark

2

GlobalWafers Co., Ltd.
環球晶圓股份有限公司

SUMCO
siltronic
SunEdison SEMICONDUCTOR
LG Siltron
Soitec
WAFER WORKS
EPISIL
OKMETIC

2015A wafer manufacturing worldwide revenue
Source: CapitalIQ, company information.
Note: Assumes USD/TWD exchange rate of 32.8045.
1.
Includes Topsil revenue.
The combination of GWC with SEMI will result in the 3rd largest semiconductor silicon wafer manufacturer globally (the largest among non-Japanese manufacturers) with significant additional scale relative to peers
Achieve greater operating scale by creating the 3rd
largest silicon wafer manufacturer globally
10
3
6%
27%
26%
17%
13%
10%
9%
7%
3%
2%
1%
1%
0%
10%
20%
30%
1%
1
1

GlobalWafers Co., Ltd.
環球晶圓股份有限公司

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GWC track record and potential synergy
with SEMI
GWC targets post-tax synergies of approximately US$50 million through the acquisition of SEMI
April
2008
August 2011
May 2016
August 2016
Globitech
Covalent Materials
(Silicon Wafer Business)
Topsil
SEMI
Note: Cross selling includes cross selling new products to each other’s customers. Synergies and commentary are as per each company’s announcements in press releases and filings.
Revenue
Synergies
Cost Synergies
Capex / R&D
Cross Selling
Complementary
Geographic Mix
Procurement /
Enhanced Buyer Power
Corporate SG&A /
Personnel Expense
Debt
Financing
Integrated
Manufacturing
New Technology
Introduction
Integrated R&D
1
2
3
4
5
6
7
8
Completion /
Announcement Date
Target

4

Q&A